BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                                     INDEX



                                                                          Page
                                                                          ----

Report of Independent Registered Public Accounting Firm                    F-2

Balance Sheets as of December 31, 2005 and 2004                            F-3

Statements of Operations and Other Comprehensive
   Income (Loss) for the Years Ended December 31, 2005 and 2004            F-4


Statements of Shareholders' Equity for the Years Ended
   December 31, 2005 and 2004                                              F-5

Statements of Cash Flows for the Years Ended December 31,
   2005 and 2004                                                           F-6

Notes to the Financial Statements                                     F-7-F-16



Balance Sheets as of March 31, 2006 and December 31, 2005                 F-17


Statements of Operations and Other Comprehensive Income (Loss)
   for the Three Months Ended March 31, 2006 and 2005                     F-18

Statements of Shareholders' Equity
   for the Three Months Ended March 31, 2006 and 2005                     F-19

Statements of Cash Flows
   for the Three Months Ended March 31, 2006 and 2005                     F-20

Notes to the Financial Statements                                    F-21-F-30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and
Stockholders of Beijing Broadcasting and Television Media, Ltd.

We have audited the accompanying balance sheets of Beijing Broadcasting and Television Media Co., Ltd. as of December 31, 2005 and 2004, and the related statements of operations and other comprehensive income (loss), stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing Broadcasting and Television Media Co., Ltd. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles general accepted in the United States of America.

/s/ Moore Stephens Wurth Frazer and Torbet, LLP
-----------------------------------------------

Walnut, California

May 19, 2006



               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                                 BALANCE SHEETS
                        AS OF DECEMBER 31, 2005 AND 2004

                                     ASSETS

                                                                2005          2004
                                                             -----------   -----------
CURRENT ASSETS:
    Cash                                                     $   135,816   $   114,063
    Accounts receivable, net of allowance for
      doubtful accounts of $3,900 and $0 as of
      December 31, 2005 and 2004, respectively                   891,565        30,797
    Accounts receivable - related party                          252,374            --
    Inventories - production cost                                 27,969            --
    Other receivables                                             40,709         1,694
    Other receivables - related parties                          296,412            --
    Other current assets                                          20,195         6,139
                                                             -----------   -----------
      Total current assets                                     1,665,040       152,693
                                                             -----------   -----------

EQUIPMENT, net                                                   790,970       912,843
                                                             -----------   -----------

         Total assets                                        $ 2,456,010   $ 1,065,536
                                                             ===========   ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable                                         $    62,496   $    18,150
    Accrued Liabilities                                           22,851        16,695
    Other payables                                                 3,596            --
    Taxes payable                                                304,062        15,378
    Deferred revenue                                             123,380            --
                                                             -----------   -----------
      Total current liabilities                                  516,385        50,223
                                                             -----------   -----------

SHAREHOLDERS' EQUITY:
    Paid-in-capital                                            1,597,200     1,234,200
    Retained earnings (deficits)                                 300,600      (218,887)
    Accumulated other comprehensive income                        41,825            --
                                                             -----------   -----------
      Total shareholders' equity                               1,939,625     1,015,313
                                                             -----------   -----------

         Total liabilities and shareholders' equity          $ 2,456,010   $ 1,065,536
                                                             ===========   ===========

See report of independent registered public accounting firm.
The accompanying notes are an integral part of this statement.

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

         STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME (LOSS)
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004





                                                          2005          2004
                                                       ----------    ----------

SALES REVENUE                                          $1,277,659    $  645,154
SALES REVENUE - RELATED PARTY                             248,711            --
                                                       ----------    ----------
   Total revenues                                       1,526,370       645,154

COST OF SALES                                             446,955       344,382
                                                       ----------    ----------

GROSS PROFIT                                            1,079,415       300,772

SELLING, GENERAL AND  ADMINISTRATIVE EXPENSES             310,606       282,556
                                                       ----------    ----------

INCOME FROM OPERATIONS                                    768,809        18,216

OTHER INCOME (EXPENSE), NET                                 1,151        (9,341)
                                                       ----------    ----------

INCOME BEFORE PROVISION FOR INCOME TAXES                  769,960         8,875

PROVISION FOR INCOME TAXES                                250,473        24,756
                                                       ----------    ----------

NET INCOME (LOSS)                                         519,487       (15,881)

OTHER COMPREHENSIVE INCOME:
    Foreign currency translation adjustment                41,825            --
                                                       ----------    ----------

COMPREHENSIVE INCOME (LOSS)                            $  561,312    $  (15,881)
                                                       ==========    ==========


See report of independent registered public accounting firm.
The accompanying notes are an integral part of this statement.



               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                       STATEMENTS OF SHAREHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                             Accumulated other
                                          Paid-in             Retained         comprehensive
                                          capital       earnings (deficit)       income             Totals
                                         -----------    -----------------    -----------------   -----------
BALANCE, January 1, 2004                 $ 1,234,200    $        (203,006)   $              --   $ 1,031,194

     Net loss                                                     (15,881)                          (15,881)

                                         -----------    -----------------    -----------------   -----------
BALANCE, December 31, 2004               $ 1,234,200    $        (218,887)   $              --   $ 1,015,313

     Net income                                                   519,487                            519,487
     Capital Contribution                    363,000                                                 363,000
     Foreign currency translation gain                                                  41,825        41,825

                                         -----------    -----------------    -----------------   -----------
BALANCE, December 31, 2005               $ 1,597,200    $         300,600    $          41,825   $ 1,939,625
                                         ===========    =================    =================   ===========



See report of independent registered public accounting firm.
The accompanying notes are an integral part of this statement.

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                           2005          2004
                                                         ---------   -----------

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income (loss)                                    $ 519,487    $ (15,881)
    Adjustments to reconcile net income (loss) to cash
     provided by (used in) operating activities:
       Depreciation                                        142,408      139,931
     (Increase) decrease in assets:
       Accounts receivable                                (847,521)      79,484
       Accounts receivable - related party                (248,711)          --
       Other receivables                                   (38,407)      (1,539)
       Other receivables - related parties                (292,109)          --
       Inventories - production cost                       (27,563)          --
       Other current assets                                (13,702)      11,591
     Increase (decrease) in liabilities:
       Accounts payable                                     43,261      (54,451)
       Accrued liabilities                                   5,658        6,424
       Other payables                                        3,544       (2,742)
       Customer deposit                                    121,589           --
       Taxes payable                                       284,117       (3,942)
       Deferred revenue                                         --      (36,814)
                                                         ---------    ---------
         Net cash provided by operating activities        (347,949)     122,061
                                                         ---------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to equipment                                      --      (52,838)
                                                         ---------    ---------
         Net cash used in investing activities                  --      (52,838)
                                                         ---------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Capital contributions from shareholders                366,600           --
                                                         ---------    ---------
         Net cash provided by financing activities         366,600           --
                                                         ---------    ---------

EFFECTS OF EXCHANGE RATE CHANGE IN CASH                      3,102           --
                                                         ---------    ---------

INCREASE IN CASH                                            21,753       69,223

CASH, beginning of year                                    114,063       44,840
                                                         ---------    ---------

CASH, end of year                                        $ 135,816    $ 114,063
                                                         =========    =========



See report of independent registered public accounting firm.
The accompanying notes are an integral part of this statement.

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.
                        NOTES TO THE FINANCIAL STATEMENTS


Note 1 - ORGANIZATION AND NATURE OF OPERATIONS

Background
----------

Beijing Broadcasting and Television Media Co. Ltd. ("Beijing Media" or the "Company") is a media content production and distribution company located in the People's Republic of China ("PRC"). Beijing Media generates revenues through producing television serials and movies for the PRC market, TV syndicated programming production and other medial and broadcasting production and management services.

Beijing Broadcasting and Television Media Co., Ltd. was established on July 21, 2005 in Beijing, PRC. The Company has a 20 year term as a privately owned Chinese limited liability company to carry out the broadcasting and television media business in the PRC. The Company is owned 100% through direct and indirect ownership by Beijing Ruixing Shiji Investment Co., Ltd (Ruixing) which is 100% owned by Mr. and Mrs. Yang Wenquan. China law and regulations prohibit or restrict a private company or an individual to own a Chinese company that provides broadcasting and television media service. In order to comply with Chinese law on May 18, 2001, Ruixing helped establish Beijing Broadcasting and Culture United Media Co., ("United Media") which the legal shareholders of United Media are five individuals and a state government agency. Ruxing, on behalf of the shareholders and state agency owners of United Media, contributed fixed assets and cash in the amount of RMB 10,200,000 (approximately, US$1,234,200) as the contributed capital of United Media. In connection with this contribution United Media entered into an exclusive management agreement with Ruixing to turn over all of the management control and profits of United Media to Ruixing. The arrangements with the shareholders of United Media had been undertaken solely to satisfy PRC regulations. Mr. Yang serves as the general manager of both Beijing Media and Untied Media.

During 2005 the PRC released the restriction that a private individual could not own a Chinese company to provide broadcasting and television services. This was done in order for the PRC to be in compliance with the World Trade Organization or WTO. Due to the lifting of this restriction Beijing Ruixing Shiji Investment Co., Ltd established Beijing Media on July 21, 2005. The purpose of establishing of Beijing Media was to assume control of the business and management operations of United Media and that United Media would eventually be dissolved. In January 2006, the shareholders of United Media entered an agreement to transfer all of United Media's assets and liabilities and business contracts to Beijing Media effective January 1, 2006 as repayment of the original capital contribution paid by Ruixing. In connection with this transfer United Media was dissolved.


See report of independent registered public accounting firm

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.
                        NOTES TO THE FINANCIAL STATEMENTS

Note 2 - SIGNIFICANT ACCOUNTING POLICIES

The reporting entity
--------------------

The Company's financial statements represent the activities of both Beijing Media and United Media as one entity due to the following reasons:

     1)   Common management control over both Beijing Media and United Media
     2) Beijing Media taking over and will continue the business operations United Media

The Company has treated the acquisition of Untied Media as if the transaction happened January 1, 2004

Basis of Presentation
---------------------

All inter-company transactions have been eliminated in the consolidation.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). This basis of accounting differs from that used in the statutory accounts of the Company, which are prepared in accordance with the "Accounting Standards for Business Enterprises" and "Accounting system for Business Enterprises" in the PRC ("PRC GAAP"). Certain US Generally Accepted Accounting Principles ("GAAP") are not applicable in the PRC. The difference between PRC GAAP accounts of the Company and its US GAAP financial statements is immaterial.

Accounting Method
-----------------

The Company uses the accrual method of accounting which recognizes revenues when earned and expenses when incurred.

Cash and Cash Equivalents
-------------------------

All highly liquid investments with original maturities of three months or less are considered cash equivalents.

Cash and Concentration of Risk
------------------------------

Cash includes cash on hand and demand deposits in accounts maintained with state-owned banks within the People's Republic of China. Total cash in these banks at December 31, 2005 and 2004, amounted to $132,191 and $212,223, respectively, of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

See report of independent registered public accounting firm

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.
                        NOTES TO THE FINANCIAL STATEMENTS

Note 2 - SIGNIFICANT ACCOUNTING POLICIES, (continued)

Accounts Receivable and Allowance for Doubtful Accounts
-------------------------------------------------------

The Company presents accounts receivable, net of allowance for doubtful accounts. The allowance is calculated based on review of individual customer accounts.

Use of Estimates
----------------

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results, when ultimately realized could differ from those estimates.

Revenue Recognition
-------------------

Revenue from the sales or licensing of proprietary content, third party programming, imported TV and films, and sales and distribution of advertisement programs are recognized upon meeting all recognition requirements of Statement of Position (SOP) 00-2 "Accounting by Producers or Distributors of Films".

Revenue are recognized when all of the following have occurred: an agreement is execute, the film is available for exhibition by the licensee, the license fee is fixed or determinable, collectibility is reasonably assured and the cost of each film is known or reasonably determinable.

Cash payments received are recorded as deferred revenue until all the conditions of revenue recognition have been met.

Recently issued accounting pronouncements
-----------------------------------------

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets
- an amendment of APB Opinion No. 29" ("SFAS 153"). SFAS 153 replaces the exception from fair value measurement in APB Opinion No. 29 for nonmonetary exchanges of similar productive assets with a general exception from fair value measurement for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for all interim periods beginning after June 15, 2005. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2005. The Company believes that the impact of SFAS 153 on its consolidated financial statements is immaterial.


See report of independent registered public accounting firm

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.
                        NOTES TO THE FINANCIAL STATEMENTS

Note 2 - SIGNIFICANT ACCOUNTING POLICIES, (continued)

Recently issued accounting pronouncements, (continued)
------------------------------------------------------

In March 2005, the Financial Accounting Standards Board ("FASB") published FASB Interpretation No. 47, "Accounting for Conditional Asset Retirement Obligations," which clarifies that the term, conditional asset retirement obligations, as used in SFAS No. 143, "Accounting for Asset Retirement Obligations," refers to a legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity.

The uncertainty about the timing and (or) method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exists. The interpretation also clarifies when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. This interpretation is effective no later than the end of the Company's fiscal 2006. The adoption of this Interpretation is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In June 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections" ("SFAS No. 154"). SFAS No. 154 replaces APB No. 20 ("APB 20") and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements," and applies to all voluntary changes in accounting principle, and changes the requirements for accounting for and reporting of a change in accounting principle. APB 20 previously required that most voluntary changes in accounting principle be recognized by including in net income of the period of change a cumulative effect of changing to the new accounting principle whereas SFAS No. 154 requires retrospective application to prior periods' financial statements of a voluntary change in accounting principle, unless it is impracticable. SFAS No. 154 enhances the consistency of financial information between periods. SFAS No. 154 will be effective beginning with the Company's first quarter of fiscal year 2006. The Company does not expect that the adoption of SFAS No. 154 will have a material impact on its results of operations, financial position or cash flows.

In June 2005, the FASB's Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 05-06, "Determining the Amortization Period for Leasehold Improvements" (EITF 05-06). EITF 05-06 provides guidance for determining the amortization period used for leasehold improvements acquired in a business combination or purchased after the inception of a lease, collectively referred to as subsequently acquired leasehold improvements. EITF 05-06 provides that the amortization period used for the subsequently acquired leasehold improvements to be the lesser of (a) the subsequently acquired leasehold improvements' useful lives, or (b) a period that reflects renewals that are reasonably assured upon the acquisition or the purchase. EITF 05-06 is effective on a prospective basis for subsequently acquired leasehold improvements purchased or acquired in periods beginning after the date of the FASB's ratification, which was on June 29, 2005. The Company does not anticipate that EITF 05-06 will have a material impact on its consolidated results of operations.


See report of independent registered public accounting firm

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.
                        NOTES TO THE FINANCIAL STATEMENTS

Note 2 - SIGNIFICANT ACCOUNTING POLICIES, (continued)

Recently issued accounting pronouncements, (continued)
------------------------------------------------------

In July 2005, the FASB issued an Exposure Draft of a proposed Interpretation "Accounting for Uncertain Tax Positions--an interpretation of FASB Statement No. 109." Under the proposed Interpretation, a company would recognize in its financial statements its best estimate of the benefit of a tax position, only if the tax position is considered probable of being sustained on audit based solely on the technical merits of the tax position. In evaluating whether the probable recognition threshold has been met, the proposed Interpretation would require the presumption that the tax position will be evaluated during an audit by taxing authorities. The proposed Interpretation would be effective as of the end of the first fiscal year ending after December 15, 2005, with a cumulative effect of a change in accounting principle to be recorded upon the initial adoption. The proposed Interpretation would apply to all tax positions and only benefits from tax positions that meet the probable recognition threshold at or after the effective date would be recognized. The Company is currently analyzing the proposed Interpretation and has not determined its potential impact on our Consolidated Financial Statements. While we cannot predict with certainty the rules in the final Interpretation, there is risk that the final Interpretation could result in a cumulative effect charge to earnings upon adoption, increases in future effective tax rates, and/or increases in future interperiod effective tax rate volatility.

In October 2005, FASB Staff Position (FSP) FAS 13-1, "Accounting for Rental Costs Incurred during a Construction Period" was issued. This FSP concluded that rental costs associated with ground or building operating leases that are incurred during a construction period should be expensed. The guidance in the FSP is required to be applied to the first reporting period beginning after December 15, 2005. The Company's adoption of this pronouncement is not expected to have a material impact on the Company's financial position or results of operations.

Concentration of Credit Risk
----------------------------

Financial instruments which subject the Company to concentrations of credit risk consist principally of accounts receivable. Exposure to losses on receivables is dependent on each customer's financial condition. The Company controls its exposure to credit risk through a process of credit approvals, credit limits and monitoring procedures, establishing allowances for anticipated losses.



See report of independent registered public accounting firm

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.
                        NOTES TO THE FINANCIAL STATEMENTS

Note 2 - SIGNIFICANT ACCOUNTING POLICIES, (continued)

Fair Value of Financial Instruments
-----------------------------------

Statement of Financial Accounting Standards No. 107 ("SFAS 107"), "Disclosures About Fair Value of Financial Instruments" requires disclosure of the fair value of financial instruments held by the Company. SFAS 107 defines the fair value of financial instruments as the amount at which the instrument could be exchanged in a current transaction between willing parties.

The carrying amount of accounts receivable, accounts payable, and other items included on the accompanying balance sheets approximate their fair value due to their short-term nature.

Income Taxes
------------

The Company has adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 requires the recognition of deferred income tax liabilities and assets for the expected future tax consequences of temporary differences between income tax basis and financial reporting basis of assets and liabilities. Provision for income taxes consist of taxes currently due plus deferred taxes. There are no deferred taxes at December 31, 2005 and 2004.

The charge for taxation is based on the results for the year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit. In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probably that taxable profit will be available against which deductible temporary differences can be utilized.

Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realized or the liability is settles. Deferred tax is charges or credited in the income statement, except when it related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity. Deferred tax assets and liabilities are offset when they related to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

See report of independent registered public accounting firm

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.
                        NOTES TO THE FINANCIAL STATEMENTS


Note 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes, (continued)
-------------------------

Beijing Media is governed by the Income Tax Law of the People's Republic of China (PRC) and various local income tax laws (the Income Tax Laws). Under the local Income Tax laws, the Company generally are subject to an income tax at an effective rate of 33% (3.3% state income taxes plus 0.33% local income taxes) on income as reported in their statutory financial statements after appropriate tax adjustments. Since the Company is engaged in broadcasting and media service business, the Company is subject to an income tax at an effective rate of 33% based upon 11% of the gross revenue.

Beijing Media is also subject to business taxes of 5% of its total gross sales. The Company's business taxes are accounted-for-as a reduction of revenues.

The provision for income taxes for the year ended December 31 consisted of the following:
                                                   2005             2004
                                                -----------      ------------
Provision for US income tax                     $        --      $         --
Provision for China income tax                      227,700            22,505
Provision for China local tax                        22,773             2,251
                                                -----------      ------------
Total provision for income taxes                $   250,473      $     24,756
                                                ===========      ============

The following table reconciles the U.S. statutory rates to the Company's effective tax rate:


                                                   2005             2004
                                                -----------      ------------
U.S. Statutory rate                                   34.00%            34.00%
Foreign income not recognized in USA                 (34.00)           (34.00)
China income taxes                                     3.63              3.63
                                                -----------      ------------
Effective income tax rate                              3.63%             3.63%
                                                ===========      ============
Foreign Currency Translation
----------------------------

The reporting currency of the Company is US dollar. The Company uses their local currency, Renminbi, as their functional currency. Results of operations and cash flow are translated at average exchange rates during the period, and assets and liabilities are translated at the unified exchange rate as quoted by the People's Bank of China at the end of each reporting period. This quotation of the exchange rates does not imply free convertibility of RMB to other foreign currencies.


See report of independent registered public accounting firm

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.
                        NOTES TO THE FINANCIAL STATEMENTS

Note 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation, (continued)
----------------------------------------

All foreign exchange transactions continue to take place either through the People's Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rate quoted by the People's Bank of China. Approval of foreign currency payments by the Bank of China or other institutions requires submitting a payment application form together with invoices, shipping documents and signed contracts.

Translation adjustments resulting from this process are included in accumulated other comprehensive income (loss) in the consolidated statement of shareholders' equity and amounted to $ 41,825 and $ 0 as of December 31, 2005 and 2004, respectively. The balance sheet amounts with the exception of equity at December 31, 2005 were translated at 8.065 RMB to $1.00 USD as compared to 8.28 RMB at December 31, 2004. The equity accounts were stated at their historical rate. The average translation rate of 8.18 RMB for the year ended December 31, 2005 was applied to income statement accounts.

Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. These amounts are not material to the consolidated financial statements.

Equipment
---------

Equipment is carried at cost less accumulated depreciation. The costs of repairs and maintenance are expensed as incurred; major replacements and improvements are capitalized.

When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in the income statement in the year of disposition. Depreciation is calculated on a straight-line basis over the estimated useful life of the assets. Estimated useful lives of the assets are as follows:


                                                         Estimated
                                                        Useful life
                                                        -----------
Machinery and equipment                                   5 years
Office equipment                                          5 years



See report of independent registered public accounting firm

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.
                        NOTES TO THE FINANCIAL STATEMENTS

Note 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Valuation of Long-Lived assets
------------------------------

The Company annually analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with US GAAP. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of December 31, 2005, the Company expects these assets to be fully recoverable.

Earnings (Loss) Per Share
-------------------------

The Company was incorporated in PRC and required to register capital. The registered capital was denominated in monetary amounts. Units of ownership are not represented by common stocks or any other similar instruments. As a result, no earnings per share were calculated for the years ended December 31, 2005 and 2004.

Note 3 - SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

No payments for interest expense were made during the years ended December 31, 2005 and 2004, respectively. Income tax payments amounted to $ 26,942 and $34,900 for the years ended December 31, 2005 and 2004, respectively.

Note 4 - ACCOUNTS RECEIVABLE

Accounts receivable consist of the following at December 31:

                                                   2005             2004
                                                -----------      ------------
Accounts receivable                             $   895,465      $     30,797
Less:  allowance for doubtful accounts                3,900                --
                                                -----------      ------------
Total                                           $   891,565      $     30,797
                                                ===========      ============

Note 5 - ACCOUNTS RECEIVABLE AND SALES - RELATED PARTY

Accounts receivable - related party represents the receivable from the Company's shareholder, who had used the Company's equipment rental services. Total sales-related party amounted to $248,711 for the year ended December 31, 2005 and related party receivable amounted to $252,374 as of December 31, 2005



See report of independent registered public accounting firm

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.
                        NOTES TO THE FINANCIAL STATEMENTS

 Note 6 - EQUIPMENT

Equipment consists of the following at December 31:


                                                   2005             2004
                                                -----------      ------------
Machinery and equipment                         $ 1,408,963      $  1,374,875
Office equipment                                      1,252             1,222
                                                -----------      ------------
   Total equipment                                1,410,215         1,376,097
Less:  accumulated depreciation                     619,245           463,254
                                                -----------      ------------
   Equipment, net                               $   790,970      $    912,843
                                                ===========      ============


Depreciation expense for the years ended December 31, 2005 and 2004 was $142,408 and $139,931, respectively.

Note 7 - SUBSEQUENT EVENT

On March 11, 2006, the Company entered into an Agreement with the shareholders of Navstar Media Holdings, Inc. ("Navstar") in which Navstar was to acquire operational control of Beijing Media. Operational control allows Navstar to exercise full authority over the operations, governance and employees of Beijing Media. Pursuant to the Agreement, Navstar agreed to issue up to 2,400,000 shares of its common stock to existing shareholders of Beijing Media and to invest an unspecified amount of funds into the operations of Beijing Media. Upon completion of the share issuance and investment, Navstar will have acquired a 70% ownership interest in Beijing Media.

Of the 2,400,000 shares to be issued, 900,000 shares are to be held in escrow, contingent upon Beijing Media securing the license to produce a mini-series featuring top Chinese athletes, to be aired during the period leading up to the 2008 Beijing Olympic Games. The 900,000 shares shall be returned to Navstar and cancelled if the right to produce the show cannot be secured.







See report of independent registered public accounting firm

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                                 BALANCE SHEETS
                   AS OF MARCH 31, 2006 AND DECEMBER 31, 2005

                                     ASSETS
                                                            March 31,  December 31,
                                                              2006        2005
                                                           ----------   ---------
                                                            Unaudited    Audited
                                                           ----------   ----------
CURRENT ASSETS:
    Cash                                                   $  201,329   $  135,816
    Accounts receivable, net of allowance for doubtful
      accounts of $3,900 and $3,900 as of March 31, 2006
      and December 31, 2005, respectively                     907,757      891,565
    Accounts receivable - related party                       254,002      252,374
    Inventories - production cost                                  --       27,969
    Other receivables                                          16,012       40,709
    Other receivables - related parties                        70,839      296,412
    Other current assets                                        8,665       20,195
                                                           ----------   ----------
      Total current assets                                  1,458,604    1,665,040
                                                           ----------   ----------

EQUIPMENT, net                                              1,263,150      790,970
                                                           ----------   ----------

         Total assets                                      $2,721,754   $2,456,010
                                                           ==========   ==========

          LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable  and accrued liabilities              $  115,773   $   85,347
    Other payables                                             12,375        3,596
    Other payables - related party                            202,320           --
    Taxes payable                                             319,565      304,062
    Customer deposit                                           64,147      123,380
                                                           ----------   ----------
      Total current liabilities                               714,180      516,385
                                                           ----------   ----------

SHAREHOLDERS' EQUITY:
    Paid-in-capital                                         1,597,200    1,597,200
    Retained earnings                                         355,804      300,600
    Accumulated other comprehensive income                     54,570       41,825
                                                           ----------   ----------
      Total shareholders' equity                            2,007,574    1,939,625
                                                           ----------   ----------

         Total liabilities and shareholders' equity        $2,721,754   $2,456,010
                                                           ==========   ==========


The accompanying notes are an integral part of this statement.

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

         STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME (LOSS)
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005



                                                           2006          2005
                                                         ---------    ---------
                                                         Unaudited    Unaudited
                                                         ---------    ---------

SALES REVENUE                                            $ 302,877    $ 129,126

COST OF SALES                                              193,157      131,690
                                                         ---------    ---------

GROSS PROFIT                                               109,720       (2,564)

SELLING, GENERAL AND  ADMINISTRATIVE EXPENSES               42,923       68,869
                                                         ---------    ---------

INCOME (LOSS) FROM OPERATIONS                               66,797      (71,433)

OTHER INCOME (EXPENSE), NET                                     47       (6,748)
                                                         ---------    ---------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES             66,844      (78,181)

PROVISION FOR INCOME TAXES                                  11,640        4,263
                                                         ---------    ---------

NET INCOME (LOSS)                                           55,204      (82,444)

OTHER COMPREHENSIVE INCOME:
    Foreign currency translation adjustment                 12,745           --
                                                         ---------    ---------

COMPREHENSIVE INCOME (LOSS)                              $  67,949    $ (82,444)
                                                         =========    =========


The accompanying notes are an integral part of this statement.


               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                       STATEMENTS OF SHAREHOLDERS' EQUITY
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005

                                                          Retained  Accumulated other
                                          Paid-in         earnings   comprehensive
                                          capital        (deficits)     income         Totals
                                         -----------    ------------  ------------   -----------
BALANCE, December 31, 2004               $ 1,234,200    $  (218,887)  $         --   $ 1,015,313

     Net income                                             (82,444)                     (82,444)
                                         -----------    -----------   -----------   ------------

BALANCE, March 31, 2005 (unaudited)        1,234,200       (301,331)            --       932,869

     Net income                                             601,931                      601,931
     Capital Contribution                    363,000                                     363,000
     Foreign currency translation gain                                      41,825        41,825

                                         -----------    -----------   -----------   ------------
BALANCE, December 31, 2005               $ 1,597,200    $   300,600    $    41,825   $ 1,939,625

     Net income                                              55,204                       55,204
     Foreign currency translation gain                                     12,745         12,745

                                         -----------    -----------   -----------   ------------
BALANCE, March 31, 2006 (unaudited)      $ 1,597,200    $   355,804   $    54,570   $  2,007,574
                                         ===========    ===========   ===========   ============






The accompanying notes are an integral part of this statement.


               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                            STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2006 AND 2005

                                                                  2006         2005
                                                               ----------   ----------
                                                                Unaudited   Unaudited
                                                               ----------   ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income (loss)                                          $  55,204    $ (82,444)
    Adjustments to reconcile net income (loss) to cash
     provided by (used in) operating activities:
       Depreciation                                               33,026       68,804
     (Increase) decrease in assets:
       Accounts receivable                                       (10,396)          --
       Other receivables                                          24,856          605
       Other receivables - related parties                       226,538           --
       Inventories - production cost                              28,032           --
       Other current assets                                       11,612      (15,621)
     Increase (decrease) in liabilities:
       Accounts payable                                           52,715           --
       Accrued liabilities                                       (22,964)          --
       Other payables                                              8,719        7,263
       Other payables - related parties                          201,477           --
       Customer deposit                                          (59,779)         605
       Taxes payable                                              13,486       (7,425)
                                                               ---------    ---------
         Net cash provided by (used in) operating activities     562,526      (28,213)
                                                               ---------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Additions to equipment                                      (498,158)          --
                                                               ---------    ---------
         Net cash used in investing activities                  (498,158)          --
                                                               ---------    ---------

EFFECTS OF EXCHANGE RATE CHANGE IN CASH                            1,145           --
                                                               ---------    ---------

INCREASE (DECREASE) IN CASH                                       65,513      (28,213)

CASH, beginning of period                                        135,816      114,063
                                                               ---------    ---------

CASH, end of year                                              $ 201,329    $  85,850
                                                               =========    =========


The accompanying notes are an integral part of this statement.

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                        NOTES TO THE FINANCIAL STATEMENTS

Note 1 - ORGANIZATION AND NATURE OF OPERATIONS

Background
----------

Beijing Broadcasting and Television Media Co. Ltd. ("Beijing Media" or the "Company") is a media content production and distribution company located in the People's Republic of China ("PRC"). Beijing Media generates revenues through producing television serials and movies for the PRC market, TV syndicated programming production and other medial and broadcasting production and management services.

Beijing Broadcasting and Television Media Co., Ltd. was established on July 21, 2005 in Beijing, PRC. The Company has a 20 year term as a privately owned Chinese limited liability company to carry out the broadcasting and television media business in the PRC. The Company is owned 100% through direct and indirect ownership by Beijing Ruixing Shiji Investment Co., Ltd (Ruixing) which is 100% owned by Mr. and Mrs. Yang Wenquan.

China law and regulations prohibit or restrict a private company or an individual to own a Chinese company that provides broadcasting and television media service. In order to comply with Chinese law on May 18, 2001, Ruixing helped establish Beijing Broadcasting and Culture United Media Co., ("United Media") which the legal shareholders of United Media are five individuals and a state government agency. Ruxing, on behalf of the shareholders and state agency owners of United Media, contributed fixed assets and cash in the amount of RMB 10,200,000 (approximately, US$1,234,200) as the contributed capital of United Media. In connection with this contribution United Media entered into an exclusive management agreement with Ruixing to turn over all of the management control and profits of United Media to Ruixing. The arrangements with the shareholders of United Media had been undertaken solely to satisfy PRC regulations. Mr. Yang serves as the general manager of both Beijing Media and Untied Media.

During 2005 the PRC released the restriction that a private individual could not own a Chinese company to provide broadcasting and television services. This was done in order for the PRC to be in compliance with the World Trade Organization or WTO. Due to the lifting of this restriction Beijing Ruixing Shiji Investment Co., Ltd established Beijing Media on July 21, 2005. The purpose of establishing of Beijing Media was to assume control of the business and management operations of United Media and that United Media would eventually be dissolved. In January 2006, the shareholders of United Media entered an agreement to transfer all of United Media's assets and liabilities and business contracts to Beijing Media effective January 1, 2006 as repayment of the original capital contribution paid by Ruixing. In connection with this transfer United Media was dissolved.

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                        NOTES TO THE FINANCIAL STATEMENTS


Note 2 - SIGNIFICANT ACCOUNTING POLICIES

The reporting entity
--------------------

The Company's financial statements represent the activities of both Beijing Media and United Media as one entity due to the following reasons:

     1)   Common management control over both Beijing Media and United Media
     2) Beijing Media taking over and will continue the business operations United Media
     3) The Company has treated the acquisition of Untied Media as if the transaction happened January 1, 2004

Basis of Presentation
---------------------

All inter-company transactions have been eliminated in the consolidation.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP"). This basis of accounting differs from that used in the statutory accounts of the Company, which are prepared in accordance with the "Accounting Standards for Business Enterprises" and "Accounting system for Business Enterprises" in the PRC ("PRC GAAP").

Certain US Generally Accepted Accounting Principles ("GAAP") are not applicable in the PRC. The difference between PRC GAAP accounts of the Company and its US GAAP financial statements is immaterial.

Accounting Method
-----------------

The Company uses the accrual method of accounting which recognizes revenues when earned and expenses when incurred.

Cash and Cash Equivalents
-------------------------

All highly liquid investments with original maturities of three months or less are considered cash equivalents.

Cash and Concentration of Risk
------------------------------

Cash includes cash on hand and demand deposits in accounts maintained with state-owned banks within the People's Republic of China. Total cash in these banks at March 31, 2006 and December 31, 2005, amounted to $ 38,613 and $132,191, respectively, of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                        NOTES TO THE FINANCIAL STATEMENTS


Note 2 - SIGNIFICANT ACCOUNTING POLICIES, (continued)

Accounts Receivable and Allowance for Doubtful Accounts
-------------------------------------------------------

The Company presents accounts receivable, net of allowance for doubtful accounts. The allowance is calculated based on review of individual customer accounts.

Use of Estimates
----------------

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results, when ultimately realized could differ from those estimates.

Revenue Recognition
-------------------

Revenue from the sales or licensing of proprietary content, third party programming, imported TV and films, and sales and distribution of advertisement programs are recognized upon meeting all recognition requirements of Statement of Position (SOP) 00-2 "Accounting by Producers or Distributors of Films".

Revenue are recognized when all of the following have occurred: an agreement is execute, the film is available for exhibition by the licensee, the license fee is fixed or determinable, collectibility is reasonably assured and the cost of each film is known or reasonably determinable.

Cash payments received are recorded as deferred revenue until all the conditions of revenue recognition have been met.

Recently issued accounting pronouncements
-----------------------------------------

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets
- an amendment of APB Opinion No. 29" ("SFAS 153"). SFAS 153 replaces the exception from fair value measurement in APB Opinion No. 29 for nonmonetary exchanges of similar productive assets with a general exception from fair value measurement for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for all interim periods beginning after June 15, 2005. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2005. The Company believes that the impact of SFAS 153 on its consolidated financial statements is immaterial.

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                        NOTES TO THE FINANCIAL STATEMENTS


Note 2 - SIGNIFICANT ACCOUNTING POLICIES, (continued)

Recently issued accounting pronouncements, (continued)
------------------------------------------------------

In March 2005, the Financial Accounting Standards Board ("FASB") published FASB Interpretation No. 47, "Accounting for Conditional Asset Retirement Obligations," which clarifies that the term, conditional asset retirement obligations, as used in SFAS No. 143, "Accounting for Asset Retirement Obligations," refers to a legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity.

The uncertainty about the timing and (or) method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exists. The interpretation also clarifies when an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. This interpretation is effective no later than the end of the Company's fiscal 2006. The adoption of this Interpretation is not expected to have a material effect on the Company's consolidated financial position or results of operations.

In June 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections" ("SFAS No. 154"). SFAS No. 154 replaces APB No. 20 ("APB 20") and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements," and applies to all voluntary changes in accounting principle, and changes the requirements for accounting for and reporting of a change in accounting principle. APB 20 previously required that most voluntary changes in accounting principle be recognized by including in net income of the period of change a cumulative effect of changing to the new accounting principle whereas SFAS No. 154 requires retrospective application to prior periods' financial statements of a voluntary change in accounting principle, unless it is impracticable. SFAS No. 154 enhances the consistency of financial information between periods. SFAS No. 154 will be effective beginning with the Company's first quarter of fiscal year 2006. The Company does not expect that the adoption of SFAS No. 154 will have a material impact on its results of operations, financial position or cash flows.

In June 2005, the FASB's Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 05-06, "Determining the Amortization Period for Leasehold Improvements" (EITF 05-06). EITF 05-06 provides guidance for determining the amortization period used for leasehold improvements acquired in a business combination or purchased after the inception of a lease, collectively referred to as subsequently acquired leasehold improvements. EITF 05-06 provides that the amortization period used for the subsequently acquired leasehold improvements to be the lesser of (a) the subsequently acquired leasehold improvements' useful lives, or (b) a period that reflects renewals that are reasonably assured upon the acquisition or the purchase. EITF 05-06 is effective on a prospective basis for subsequently acquired leasehold improvements purchased or acquired in periods beginning after the date of the FASB's ratification, which was on June 29, 2005. The Company does not anticipate that EITF 05-06 will have a material impact on its consolidated results of operations.

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                        NOTES TO THE FINANCIAL STATEMENTS


Note 2 - SIGNIFICANT ACCOUNTING POLICIES, (continued)

Recently issued accounting pronouncements, (continued)
------------------------------------------------------

In July 2005, the FASB issued an Exposure Draft of a proposed Interpretation "Accounting for Uncertain Tax Positions--an interpretation of FASB Statement No. 109." Under the proposed Interpretation, a company would recognize in its financial statements its best estimate of the benefit of a tax position, only if the tax position is considered probable of being sustained on audit based solely on the technical merits of the tax position. In evaluating whether the probable recognition threshold has been met, the proposed Interpretation would require the presumption that the tax position will be evaluated during an audit by taxing authorities. The proposed Interpretation would be effective as of the end of the first fiscal year ending after December 15, 2005, with a cumulative effect of a change in accounting principle to be recorded upon the initial adoption. The proposed Interpretation would apply to all tax positions and only benefits from tax positions that meet the probable recognition threshold at or after the effective date would be recognized. The Company is currently analyzing the proposed Interpretation and has not determined its potential impact on our Consolidated Financial Statements. While we cannot predict with certainty the rules in the final Interpretation, there is risk that the final Interpretation could result in a cumulative effect charge to earnings upon adoption, increases in future effective tax rates, and/or increases in future interperiod effective tax rate volatility.

In October 2005, FASB Staff Position (FSP) FAS 13-1, "Accounting for Rental Costs Incurred during a Construction Period" was issued. This FSP concluded that rental costs associated with ground or building operating leases that are incurred during a construction period should be expensed. The guidance in the FSP is required to be applied to the first reporting period beginning after December 15, 2005. The Company's adoption of this pronouncement is not expected to have a material impact on the Company's financial position or results of operations.

Concentration of Credit Risk
----------------------------

Financial instruments which subject the Company to concentrations of credit risk consist principally of accounts receivable. Exposure to losses on receivables is dependent on each customer's financial condition. The Company controls its exposure to credit risk through a process of credit approvals, credit limits and monitoring procedures, establishing allowances for anticipated losses.

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                        NOTES TO THE FINANCIAL STATEMENTS



Note 2 - SIGNIFICANT ACCOUNTING POLICIES, (continued)

Fair Value of Financial Instruments
-----------------------------------

Statement of Financial Accounting Standards No. 107 ("SFAS 107"), "Disclosures About Fair Value of Financial Instruments" requires disclosure of the fair value of financial instruments held by the Company. SFAS 107 defines the fair value of financial instruments as the amount at which the instrument could be exchanged in a current transaction between willing parties.

The carrying amount of accounts receivable, accounts payable, and other items included on the accompanying balance sheets approximate their fair value due to their short-term nature.

Income Taxes
------------

The Company has adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). SFAS 109 requires the recognition of deferred income tax liabilities and assets for the expected future tax consequences of temporary differences between income tax basis and financial reporting basis of assets and liabilities. Provision for income taxes consist of taxes currently due plus deferred taxes. There are no deferred taxes as of March 31, 2006 and December 31, 2005.

The charge for taxation is based on the results for the year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit. In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probably that taxable profit will be available against which deductible temporary differences can be utilized.

Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realized or the liability is settles. Deferred tax is charges or credited in the income statement, except when it related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity.

Deferred tax assets and liabilities are offset when they related to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                        NOTES TO THE FINANCIAL STATEMENTS



Note 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes, (continued)
-------------------------

Beijing Media is governed by the Income Tax Law of the People's Republic of China (PRC) and various local income tax laws (the Income Tax Laws). Under the local Income Tax laws, the Company generally are subject to an income tax at an effective rate of 33% (3.3% state income taxes plus 0.33% local income taxes) on income as reported in their statutory financial statements after appropriate tax adjustments. Since the Company is engaged in broadcasting and media service business, the Company is subject to an income tax at an effective rate of 33% based upon 11% of the gross revenue.

Beijing Media is also subject to business taxes of 5% of its total gross sales. The Company's business taxes are accounted-for-as a reduction of revenues.

The provision for income taxes for the three months ended March 31, 2006 and 2005 consisted of the following:
                                                   2006             2005
                                                -----------      ------------
                                                 Unaudited         Audited
                                                -----------      ------------
Provision for US income tax                     $        --      $         --
Provision for China income tax                       10,582             3,875
Provision for China local tax                         1,058               388
                                                -----------      ------------
Total provision for income taxes                $    11,640      $      4,263
                                                ===========      ============

The following table reconciles the U.S. statutory rates to the Company's effective tax rate for the three months ended March 31, 2006 and 2005:

                                                   2006             2005
                                                -----------      ------------
                                                 Unaudited         Audited
                                                -----------      ------------
U.S. Statutory rate                                   34.00%            34.00%
Foreign income not recognized in USA                 (34.00)           (34.00)
China income taxes                                     3.63              3.63
                                                -----------      ------------
Effective income tax rate                              3.63%             3.63%
                                                ===========      ============

Foreign Currency Translation
----------------------------

The reporting currency of the Company is US dollar. The Company uses their local currency, Renminbi, as their functional currency. Results of operations and cash flow are translated at average exchange rates during the period, and assets and liabilities are translated at the unified exchange rate as quoted by the People's Bank of China at the end of each reporting period. This quotation of the exchange rates does not imply free convertibility of RMB to other foreign currencies.

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                        NOTES TO THE FINANCIAL STATEMENTS



Note 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation, (continued)
-----------------------------------------

All foreign exchange transactions continue to take place either through the People's Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rate quoted by the People's Bank of China. Approval of foreign currency payments by the Bank of China or other institutions requires submitting a payment application form together with invoices, shipping documents and signed contracts.

Translation adjustments resulting from this process are included in accumulated other comprehensive income (loss) in the consolidated statement of shareholders' equity and amounted to $ 54,570 and $ 41,825 as of March 31, 2006 and December 31, 2005, respectively. The balance sheet amounts with the exception of equity at March 31, 2006 were translated at 8.012 RMB to $1.00 USD as compared to 8.06 RMB at December 31, 2005. The equity accounts were stated at their historical rate. The average translation rate of 8.046 RMB and 8.264 RMB for the three months ended March 31, 2006 and 2005 was applied to income statement accounts.

Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. These amounts are not material to the consolidated financial statements.

Equipment
---------

Equipment is carried at cost less accumulated depreciation. The costs of repairs and maintenance are expensed as incurred; major replacements and improvements are capitalized.

When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in the income statement in the year of disposition.

Depreciation is calculated on a straight-line basis over the estimated useful life of the assets. Estimated useful lives of the assets are as follows:


                                                         Estimated
                                                        Useful life
                                                        -----------
Machinery and equipment                                   5 years
Office equipment                                          5 years

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                        NOTES TO THE FINANCIAL STATEMENTS


Note 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Valuation of Long-Lived assets
------------------------------

The Company annually analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with US GAAP. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of March 31, 2006, the Company expects these assets to be fully recoverable.

Earnings (Loss) Per Share
-------------------------

The Company was incorporated in PRC and required to register capital. The registered capital was denominated in monetary amounts. Units of ownership are not represented by common stocks or any other similar instruments. As a result, no earnings per share were calculated for the three months ended March 31, 2006 and 2005.

Note 3 - SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

No payments for interest expense were made for the three months ended March 31, 2006 and 2005, respectively. Income tax payments amounted to $ 27,116 and $0 for the three months ended March 31, 2006 and 2005, respectively.

Note 4 - ACCOUNTS RECEIVABLE

Accounts receivable consist of the following :

                                                 March 31,       December 31,
                                                   2006             2005
                                                -----------      ------------
                                                 Unaudited         Audited
                                                -----------      ------------
Accounts receivable                             $   911,657      $    895,465
Less:  allowance for doubtful accounts                3,900             3,900
                                                -----------      ------------
Total                                           $   907,757      $    891,565
                                                ===========      ============

Note 5 - ACCOUNTS RECEIVABLE - RELATED PARTY

Accounts receivable - related party represents the receivable from the Company's shareholder, who had used the Company's equipment rental services. As of March 31, 2006 and December 31, 2005, accounts receivable - related party amounted to $254,002 and $252,374, respectively.

               BEIJING BROADCASTING AND TELEVISION MEDIA CO., LTD.

                        NOTES TO THE FINANCIAL STATEMENTS



Note 6 - EQUIPMENT

Equipment consists of the following:
                                                 March 31,       December 31,
                                                   2006             2005
                                                -----------      ------------
                                                 Unaudited         Audited
                                                -----------      ------------
Machinery and equipment                         $ 1,408,963      $  1,374,875
Office equipment                                      1,252             1,222
                                                -----------      ------------
   Total equipment                                1,410,215         1,376,097
Less:  accumulated depreciation                     619,245           463,254
                                                -----------      ------------
   Equipment, net                               $   790,970      $    912,843
                                                ===========      ============

Depreciation expense for the three months ended March 31, 2006 and 2005 was $33,026 and $68,804, respectively.

Note 7 - Business combination

On March 11, 2006, the Company entered into an Agreement with the shareholders of Navstar Media Holdings, Inc. ("Navstar") in which Navstar was to acquire operational control of Beijing Media. Operational control allows Navstar to exercise full authority over the operations, governance and employees of Beijing Media. Pursuant to the Agreement, Navstar agreed to issue up to 2,400,000 shares of its common stock to existing shareholders of Beijing Media and to invest an unspecified amount of funds into the operations of Beijing Media. Upon completion of the share issuance and investment, Navstar will have acquired a 70% ownership interest in Beijing Media.

Of the 2,400,000 shares to be issued, 900,000 shares are to be held in escrow, contingent upon Beijing Media securing the license to produce a mini-series featuring top Chinese athletes, to be aired during the period leading up to the 2008 Beijing Olympic Games. The 900,000 shares shall be returned to Navstar and cancelled if the right to produce the show cannot be secured.